Exhibit (c)(20)

STRICTLY CONFIDENTIAL
Project Rushmore Discussion Materials
April 1, 2019

STRICTLY CONFIDENTIAL
Table of Contents
I. Situation Overview II. Projections Overview III. Abe Financial Analysis IV. Pro Forma Financial Analysis V. Transaction Analysis
Appendix
Cost of Capital

STRICTLY CONFIDENTIAL
I. Situation Overview

STRICTLY CONFIDENTIAL

Summary of Transaction Terms

Transaction Component	Description
Consideration	■ Each Abe Common Unit held by public to receive: □ 0.500 Ulysses shares □ $7.63 Cash □ Taxable transaction to Abe unitholders
Ownership	■ Status Quo Abe ownership: □ Abe Public Unitholders: ~74.7% □ Ulysses: ~25.3% ■ Pro Forma Ulysses ownership: □ Abe Public Unitholders: ~16.3%[(2)] □ Existing Ulysses Shareholders: ~83.7%
Distributions	■ Abe common unitholders will receive current APU quarterly distributions, up to and including, the prior quarter's distribution preceding the closing of the transaction
Other Terms	■ Transaction requires vote of holders of a majority of Abe common units, but no vote of Ulysses shareholders ■ Termination rights – bilateral rights include if closing not consummated by November 1, 2019 outside date or if Abe unitholders do not approve the transaction ■ Recommendation change provision – Audit Committee is allowed to change its recommendation of the merger agreement in event of a superior proposal from a third party or an intervening event ■ Support agreement – Abe General Partner will agree to vote its Abe units in favor of the proposed transaction
Additional Considerations	■ Ulysses has discussed with the special committee the likelihood of a 20% cut to the Abe distribution in the absence of a deal ■ Ulysses management recently indicated its intent to recommend a dividend increase for FQ2'19 from $0.26 to $0.30 and from $0.30 to $0.325 following the closing of the transaction. The proposed increase is subject to Ulysses board approval

Exchange Ratio Detail

	Current 3/29/2019	Implied Transaction Price 3/29/2019
Spot Abe Price	$30.87	$35.34
Abe 30-Day VWAP	$28.93	
Spot Ulysses Price	$55.42	--
Spot XR	0.5570x	0.6377x[(1)]
Premium to Spot		14.5%
Premium to 30-Day VWAP		22.2%

Source: Company filings, Bloomberg, FactSet as of 3/29/2019.
(1) Implied all-in XR calculated as equity XR of 0.5000x plus $7.63 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.9% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.3% Abe public unitholder ownership in pro forma entity.

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STRICTLY CONFIDENTIAL
Two Year Historical Exchange Ratio
1.20x
1.00x
0.80x
Transaction Consideration: 0.5000x +
$7.63/unit; Implied XR: 0.6377x
0.60x
All-In XR at
Exchange Ratio XR Premium Proposal Spot Current (3/29/2019) 0.5570x 0.6377x 14.5% 30-Day 0.5274x 0.6392x 21.2%
0.40x 60-Day 0.5379x 0.6394x 18.9% Avg. 90-Day 0.5301x 0.6386x 20.5% 180-Day 0.6264x 0.6392x 2.0% 360-Day 0.7715x 0.6503x (15.7%)
0.20x
Mar-17 Jul-17 Oct-17 Jan-18 May-18 Aug-18 Nov-18 Feb-19

Source: FactSet as of 3/29/2019.

STRICTLY CONFIDENTIAL

Challenges Facing Abe Partners

2019E Coverage


2.36x
1.62x
1.59x
1.49x
1.39x
1.30x
1.23x
1.20x
1.20x
1.19x
1.18x
Average: 1.27x
1.08x
1.06x
1.03x
1.03x
1.00x
0.96x
0.91x
SPB NGL TCP KNOP GEL SPH BPL GMLP SUN NS GLP PBFX USAC Abe MMLP SMLP HEP GLOP

Net Debt / 2019E EBITDA


Average: 4.5x
3.8x
4.0x
4.0x
4.1x
4.2x
4.2x
4.4x
4.4x
4.4x
4.5x
4.6x
4.6x
4.7x
4.7x
4.8x
4.9x
5.0x
5.4x
PBFX SPB HEP NGL MMLP SMLP USAC SPH GMLP NS TCP Abe GLOP SUN GLP KNOP GEL BPL

Yearly Heating Degree Days(1)


15-Yr Average: 3,648
3,743
3,794
3,565
3,595
3,710
3,824
3,892
3,885
3,182
3,673
4,065
3,840
3,183
3,190
3,586
3,737
03 - 04
04 - 05
05 - 06
06 - 07
07 - 08
08 - 09
09 - 10
10 - 11
11 - 12
12 - 13
13 - 14
14 - 15
15 - 16
16 - 17
17 - 18
18 - 19E

EBITDA Expectations & Delivery


$666
$663
$654
$675
$645
$700
$700
$672
$655
$670
$635
$680
$664
$690
$660
$570
$538
$708
$674
$700
$660
$566
$536
$700
$658
$690
$650
$618
$605
2014
2015
2016
2017
2018
WS Estimate Range(2)
WS Mean Estimate
Actual Outperform
Actual Underperform
Mgmt. Guidance Range(3)
WS Median After Initial Guidance(4)
Internal Budget

Source: Company filings, NOAA, FactSet as of 3/29/2019.

(1) Represents sum of population-weighted daily heating degree days in the continental U.S. across October 1st - March 31st heating season each year.
(2) Range represents estimates immediately prior to release of actuals.
(3) Uses guidance provided in FQ4 immediately prior to the guidance year.
(4) Median estimates five days after initial management guidance.

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II. Projections Overview

STRICTLY CONFIDENTIAL

Abe Forecasts

(USD in millions, except per share data)

EBITDA



Historical Weather Case - Committee Sensitivity
Capital Investment Case - Committee Sensitivity
Updated Abe Case - Management
Historical
Abe '19-'23 CAGR: 1.7%
$665
$619
$543
$551
$606
$610
$610
$625
$615
$597
$641
$634
$606
$670
$643
$615
$702
$652
$624
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E
2023E

DCF[1]



Historical Weather Case
Capital Investment Case
Updated Abe Case
Historical DCF
$3.96
$3.79
$3.32
$3.33
$3.73
$3.70
$3.73
$3.54
$3.61
$3.78
$3.60
$3.77
$3.89
$3.60
$3.80
$4.04
$3.82
$3.60

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
Updated Abe Case	1.15x	1.05x	0.89x	0.88x	0.98x	0.97x	0.98x	1.00x	1.00x	1.01x
Historical Weather Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.97x	0.93x	0.95x	0.95x	0.95x
Capital Investment Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.97x	0.95x	0.99x	1.02x	1.06x

DCF and Distributions with Coverage/Leverage Targets

1.2x 2019E Coverage, Flat Distribution Thereafter Subject to 4.0x Leverage

Updated Abe Case



DCF
Targeted Dist.
$3.80
$3.73
$3.72
$3.78
$3.87
$3.93
$3.99
$3.08
$3.08
$3.08
$3.08
$3.08
2018A
2019E
2020E
2021E
2022E
2023E
0.98x
1.21x
1.23x
1.25x
1.28x
1.29x

Historical Weather



DCF
Targeted Dist.
$3.80
$3.73
$3.72
$3.62
$3.69
$3.73
$3.77
$3.08
$3.08
$3.08
$3.08
$3.08
2018A
2019E
2020E
2021E
2022E
2023E
0.98x
1.21x
1.17x
1.20x
1.21x
1.22x

Capital Investment



DCF
Targeted Dist.
$3.80
$3.73
$3.70
$3.63
$3.82
$3.97
$4.16
$3.45
$3.07
$3.07
$3.07
$3.07
2018A
2019E
2020E
2021E
2022E
2023E
0.98x
1.21x
1.18x
1.24x
1.30x
1.21x

Source: Management.
(1) Assumes $3.80/unit annual distribution.

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Ulysses Forecasts

Incorporating Updated Abe Case

STRICTLY CONFIDENTIAL

(USD in millions, except per share data)

EBITDA – Ulysses 4 + 8 Management Case


Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22
CAGR: 8.3%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,467
$1,653
$1,766
$1,861
160
376
610
314
242
432
625
350
283
465
634
389
312
491
643
420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

WSC						$1,335	$1,629	$1,698	$1,750

EBITDA – Ulysses Downside Committee Sensitivity


Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22
CAGR: 5.9%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,467
$1,547
$1,651
$1,741
160
376
610
314
175
392
625
350
210
422
634
389
236
446
643
420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

WSC						$1,335	$1,629	$1,698	$1,750

Adjusted EPS(1) and Dividends Per Share


4 + 8 Case EPS
Historical EPS
DPS
Downside EPS
WSC EPS
$2.02
$2.01
$2.05
$2.29
$2.74
$2.48
$2.68
$2.48
$3.08
$3.05
$2.65
$3.38
$3.20
$2.91
$3.64
$3.36
$3.14
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$411	$506	$628	$718

CapEx


Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$753
$753
$719
$10
$709
$775
$15
$760
$844
$15
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.

(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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PF Ulysses Management Projections

Incorporating Updated Abe Case

STRICTLY CONFIDENTIAL

(USD in millions, except per share data)

EBITDA – Ulysses 4 + 8 Management Case


Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
Ulysses '19-'22
CAGR: 9.9%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,469
$1,673
$1,817
$1,948
314
610
376
160
350
625
432
242
15
389
634
465
283
46
420
643
491
312
82
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

EBITDA – Ulysses Downside Committee Sensitivity


Historical
Abe Propane
Midstream & Marketing
Misc. Income
Synergies
Ulysses Utilities
Ulysses International
Corporate and other
Incremental Acquisitions
Ulysses '19-'22
CAGR: 7.5%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,469
$1,567
$1,702
$1,827
314
610
376
160
350
625
392
175
15
389
634
422
210
46
420
643
446
236
82
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Adjusted EPS[(1)] and Dividends Per Share


DPS
Base
Downside
Historical
$2.02
$2.01
$2.05
$2.29
$2.74
$2.48
$3.03
$3.33
$3.60
$2.48
$2.67
$2.94
$3.18
$0.71
$0.89
$0.93
$0.98
$1.02
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$411	$506	$628	$718

CapEx


Maintanence & Growth Capex
Acquisitions
$474
$923
$666
$725
$782
$866
$955
$1,041
$1,145
$37
$436
$448
$475
$61
$605
$102
$624
$187
$594
$113
$753
$246
$709
$281
$760
$316
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.

Note: Each outstanding public Abe common unit exchanged for 0.5000x Ulysses shares and $7.63 / per unit cash consideration.

(1) Adjustments to GAAP EPS include losses/gains on commodity derivatives and foreign currency derivatives, extinguishments of debt and associated costs, gains and expenses associated with acquisitions, impairment of tradenames and trademarks, and changes in tax law.

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III. Abe Financial Analysis

STRICTLY CONFIDENTIAL

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA			Price / DCF/Unit			Distribution Yield		Distribution Metrics		Debt Metrics	
Low Growth MLPs(1)															
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2018A	2019E	2020E	2018A	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage(2)	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$34.02	$5,288	$10,045	10.0x	11.4x	10.5x	8.2x	9.2x	8.3x	8.8%	8.8%	2.3%	1.23x	5.4x	BBB-
GasLog Partners LP	22.63	1,099	2,741	11.7x	9.9x	9.5x	6.2x	10.9x	11.5x	9.7%	9.9%	0.6%	0.91x	4.7x	NA
Genesis Energy LP	23.30	2,864	7,075	10.7x	10.2x	9.5x	9.4x	7.9x	7.1x	9.4%	9.4%	0.0%	1.39x	5.0x	B+
Global Partners LP	19.66	695	1,801	5.8x	8.3x	8.1x	5.6x	7.7x	7.5x	10.2%	10.2%	0.0%	1.18x	4.8x	B+
Golar LNG Partners LP	12.91	989	2,213	8.5x	8.6x	8.6x	6.9x	4.7x	4.8x	12.5%	12.5%	0.0%	1.20x	4.4x	NA
Holly Energy Partners LP	26.99	2,851	4,405	12.7x	12.3x	11.8x	10.5x	10.1x	9.9x	9.9%	10.0%	1.0%	0.96x	4.0x	Ba3
KNOT Offshore Partners LP	18.99	659	1,783	8.2x	8.5x	8.5x	7.0x	7.1x	7.1x	11.0%	11.0%	0.0%	1.49x	4.9x	NA
Martin Midstream Partners LP	12.45	504	1,165	9.4x	7.4x	7.0x	9.3x	5.8x	6.2x	16.1%	16.1%	0.0%	1.03x	4.2x	B
NGL Energy Partners LP	14.03	1,780	4,242	10.4x	8.5x	7.7x	8.9x	6.3x	6.3x	11.1%	11.1%	2.7%	1.62x	4.1x	B+
NuStar Energy LP	26.89	3,544	7,976	12.0x	11.6x	10.8x	7.9x	9.4x	8.3x	8.9%	8.9%	0.0%	1.19x	4.5x	BB
PBF Logistics LP	21.02	1,178	2,009	11.6x	11.5x	10.3x	9.6x	9.2x	8.6x	9.5%	9.9%	2.4%	1.08x	3.8x	NA
Summit Midstream Partners LP	9.73	808	2,399	8.2x	7.9x	7.4x	4.5x	4.4x	4.0x	23.6%	11.8%	0.0%	1.00x	4.2x	BB-
Sunoco LP	31.16	3,327	6,279	9.8x	10.0x	9.8x	7.0x	8.4x	8.4x	10.6%	10.6%	0.0%	1.20x	4.7x	BB-
TC PipeLines LP	37.36	2,789	4,982	9.5x	11.1x	11.0x	11.9x	8.2x	7.6x	7.0%	7.0%	0.0%	1.59x	4.6x	BBB-
USA Compression Partners LP	15.61	1,527	3,779	11.8x	9.3x	8.6x	6.7x	6.9x	6.7x	13.5%	13.5%	0.0%	1.06x	4.4x	B+
Low		$504	$1,165	5.8x	7.4x	7.0x	4.5x	4.4x	4.0x	7.0%	7.0%	0.0%	0.91x	3.8x	
Mean		$1,994	$4,193	10.0x	9.8x	9.3x	8.0x	7.7x	7.5x	11.5%	10.7%	0.6%	1.21x	4.5x	
Median		$1,527	$3,779	10.0x	9.9x	9.5x	7.9x	7.9x	7.5x	10.2%	10.2%	0.0%	1.19x	4.5x	
High		$5,288	$10,045	12.7x	12.3x	11.8x	11.9x	10.9x	11.5x	23.6%	16.1%	2.7%	1.62x	5.4x	
Propane Distributors(3)															
Ferrellgas Partners LP	$1.31	$127	$2,162	8.9x	9.2x	8.9x	NM	NM	NM	NM	NM	NA	NA	8.7x	CCC
Suburban Propane Partners LP	22.41	1,404	2,678	9.5x	9.3x	9.2x	7.0x	7.1x	6.8x	10.7%	10.7%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation(4)	8.57	1,516	2,910	10.4x	8.3x	7.9x	6.0x	6.7x	6.4x	6.3%	6.3%	0.0%	2.36x	4.0x	BB
Low		$127	$2,162	8.9x	8.3x	7.9x	6.0x	6.7x	6.4x	6.3%	6.3%	0.0%	1.30x	4.0x	
Mean		$1,016	$2,584	9.6x	8.9x	8.7x	6.5x	6.9x	6.6x	8.5%	8.5%	2.6%	1.83x	5.7x	
Median		$1,404	$2,678	9.5x	9.2x	8.9x	6.5x	6.9x	6.6x	8.5%	8.5%	2.6%	1.83x	4.4x	
High		$1,516	$2,910	10.4x	9.3x	9.2x	7.0x	7.1x	6.8x	10.7%	10.7%	5.1%	2.36x	8.7x	
Abe Partners, L.P. (WS)	$30.87	$3,272	$6,150	10.2x	9.7x	9.6x	8.3x	8.0x	7.8x	12.3%	12.3%	(2.4%)	1.03x	4.5x	NA
Abe Partners, L.P. (Updated Abe Case)				10.2x	10.1x	9.8x	8.3x	8.3x	8.3x	12.3%	12.3%	0.0%	0.97x	4.6x	NA
At Transaction (WS Estimates)	$35.34	$3,287	$6,566	10.8x	10.3x	10.2x	9.6x	9.1x	9.0x	10.8%	10.8%	0.0%	1.03x	4.5x	NA
At Transaction (Updated Abe Case)	$35.34	$3,287	$6,566	10.8x	10.8x	10.5x	9.6x	9.6x	9.5x	10.8%	10.8%	0.0%	0.97x	4.6x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/29/2019.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 B and $10 B as evaluated over the course of the transaction process.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
(4) Uses exchange rate of 0.7485 USD per CAD.

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STRICTLY CONFIDENTIAL

Selected Propane Transactions

A	B	C	D	E	F	G	H	I
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA LTM	EBITDA FY1/NTM	Purchase Price / LTM EBITDA	Purchase Price / NTM EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	85	84	10.5x (1)	10.7x
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	25	28	8.0x	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	24	19	7.0x	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	38	33	10.8x	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	NA	38	NA	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	139	136	3.7x	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	NA	95	NA	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	NA	9.1x	NA
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	253	325	11.4x	8.9x
1/4/2010	Inergy	Sterling Partners	Liberty Propane	223	NA	36	NA	6.2x
11/18/2004	Inergy	Star Gas Partners LP	Star Gas Propane	475	49	50	9.6x	9.5x
4/20/2004	Ferrellgas	Blue Rhino	-	343	34	44	10.0x	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	41	34	5.0x	6.0x
11/7/2003	Energy Transfer Company Ltd.	Heritage Propane Partners	-	980	90	119	10.9x	8.3x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA	NA	NA
Low				$170	$24	$19	3.7x	3.8x
Mean				$676	$89	$80	8.7x	7.8x
Median				$412	$49	$44	9.6x	7.8x
High				$2,890	$253	$325	11.4x	12.3x
>$1B Mean				$2,345	$225	$325	10.3x	8.9x
>$1B Median				$2,345	$225	$325	10.3x	8.9x
At Transaction	Ulysses	Abe		$6,566	$622	$610	10.6x	10.8x

Source: Company filings, Wall Street research, IHS Market.

(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

13

Present Value Analyses STRICTLY CONFIDENTIAL
Updated Abe Case | Valuation Effective Date: 3/31/2019 Abe Current Unit Price: $30.87
Implied Transaction Value: $35.34
Levered DCF Analysis Levered DCF Analysis
Abe LP Distributable Cash Flow | $3.80 Annual Dist. Policy Abe LP Distributable Cash Flow | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E DCF Multiple
$33 6.0x 8.0x 10.0x $34 6.0x 8.0x 10.0x
8.0% $29.04 $34.87 $40.71 8.0% $30.02 $36.11 $42.20 e t t e a R R a nt nt
10.0% $27.60 $33.07 $38.55 10.0% $28.53 $34.24 $39.95 scou i i scou D D
12.0% $26.27 $31.40 $36.54 12.0% $27.14 $32.50 $37.86
Discounted Distribution Analysis Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Abe LP Distributions | Targeted Leverage & Coverage Policy
2023E Distribution Yield 2023E Distribution Yield
13.0% 10.5% 8.0% 13.0% 10.5% 8.0%
8.0% $33.99 $39.30 $47.94 8.0% $27.56 $31.87 $38.88 10.0% $32.24 $37.23 $45.33 10.0% $26.15 $30.19 $36.76 Discount Rate Discount Rate
12.0% $30.63 $35.31 $42.92 12.0% $24.84 $28.64 $34.81
14 Source: Management projections and Factset as of 3/29/2019.

Present Value Analyses STRICTLY CONFIDENTIAL
Abe Historical Weather Case | Valuation Effective Date: 3/31/2019 Abe Current Unit Price: $30.87
Implied Transaction Value: $35.34
Levered DCF Analysis Levered DCF Analysis
Abe LP Distributable Cash Flow | $3.80 Annual Dist. Policy Abe LP Distributable Cash Flow | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E DCF Multiple
$31 6.0x 8.0x 10.0x $33 6.0x 8.0x 10.0x
8.0% $27.52 $33.02 $38.52 8.0% $28.57 $34.33 $40.09
10.0% $26.17 $31.32 $36.47 10.0% $27.15 $32.55 $37.95
12.0% $24.91 $29.75 $34.59 12.0% $25.84 $30.91 $35.98
Discounted Distribution Analysis Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Abe LP Distributions | Targeted Leverage & Coverage Policy
2023E Distribution Yield 2023E Distribution Yield
13.0% 10.5% 8.0% 13.0% 10.5% 8.0%
8.0% $33.99 $39.30 $47.94 8.0% $27.56 $31.87 $38.88 10.0% $32.24 $37.23 $45.33 10.0% $26.15 $30.19 $36.76 Discount Rate Discount Rate
12.0% $30.63 $35.31 $42.92 12.0% $24.84 $28.64 $34.81
15 Source: Management projections and Factset as of 3/29/2019.

Present Value Analyses STRICTLY CONFIDENTIAL
Abe Capital Investment Case | Valuation Effective Date: 3/31/2019 Abe Current Unit Price: $30.87
Implied Transaction Value: $35.34
Levered DCF Analysis Levered DCF Analysis
Abe LP Distributable Cash Flow | $3.80 Annual Dist. Policy Abe LP Distributable Cash Flow | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E DCF Multiple
$34 6.0x 8.0x 10.0x $35 6.0x 8.0x 10.0x
8.0% $30.00 $36.17 $42.35 8.0% $30.69 $37.05 $43.41
10.0% $28.50 $34.28 $40.07 10.0% $29.15 $35.11 $41.08
12.0% $27.10 $32.54 $37.97 12.0% $27.72 $33.32 $38.92
Discounted Distribution Analysis Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Abe LP Distributions | Targeted Leverage & Coverage Policy
2023E Distribution Yield 2023E Distribution Yield Discount Rate Discount Rate
13.0% 10.5% 8.0% 13.0% 10.5% 8.0%
8.0% $33.99 $39.30 $47.94 8.0% $29.68 $34.51 $42.35 10.0% $32.24 $37.23 $45.33 10.0% $28.14 $32.66 $40.02
12.0% $30.63 $35.31 $42.92 12.0% $26.71 $30.96 $37.86
16 Source: Management projections and Factset as of 3/29/2019.

Summary of Financial Analyses STRICTLY CONFIDENTIAL
Updated Abe Case | Management
Implied Transaction Price of $35.34
Discounted Distribution
Analysis $3.80 Distribution $30.63 $47.94 Analyses Targeted Distribution $24.84 $38.88
Value
Levered DCF Analysis
Present $3.80 Distribution $26.27 $40.71
Targeted Distribution $27.14 $42.20 Reference Multiple
Low M edian High
Public Market (Trading)
2018A $21.61 $37.03 5.8x 7.0x 9.9x
P/DCF(1) at $3.80 Distribution(2) 2019E $19.71 $35.76 5.3x 7.7x 9.7x
2020E $20.85 $33.87 5.6x 7.1x 9.1x
Metrics 2019E $19.80 $35.91 5.3x 7.7x 9.7x
Market P/DCF at Targeted Distribution(2)
2020E $21.12 $34.31 5.6x 7.1x 9.1x
Private Market (Transactions)
LTM $11.57 $41.16 7.0x 10.0x 11.4x
Transaction Value / EBITDA(3)(4)
NTM $4.34 $45.95 6.0x 8.3x 12.3x
Source: Management projections and Factset as of 3/29/2019.
(1) Defined as unit price over total distributable cash flow available to limited partners.
(2) Upper and lower bounds represents the 90th and 10th percentile, respectively, of the Propane and Low-Growth MLP peer group. 17
(3) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield.
(4) Excludes Shell (Butagaz)/DCC LPG and Agway/Suburban transactions.

STRICTLY CONFIDENTIAL

Summary of Financial Analyses

Abe Historical Weather Case | Committee Sensitivity


Implied Transaction Price of $35.34
Present Value Analyses
Discounted Distribution Analysis
$3.80 Distribution
$30.63
$47.94
Targeted Distribution
$24.84
$38.88
Levered DCF Analysis
$3.80 Distribution
$24.91
$38.52
Targeted Distribution
$25.84
$40.09
Market Metrics
Public Market (Trading)
P/DCF(1) at $3.80 Distribution(2)
2018A
$21.61
$37.03
2019E
$19.71
$35.76
2020E
$19.82
$32.19
P/DCF at Targeted Distribution(2)
2019E
$19.80
$35.91
2020E
$20.22
$32.85
Private Market (Transactions)
Transaction Value / EBITDA(3)(4)
LTM
$11.57
$41.16
NTM
$3.89
$45.03

Reference Multiple		
Low	Median	High
5.8x	7.0x	9.9x
5.3x	7.7x	9.7x
5.6x	7.1x	9.1x
5.3x	7.7x	9.7x
5.6x	7.1x	9.1x
7.0x	10.0x	11.4x
6.0x	8.3x	12.3x

Source: Management projections and Factset as of 3/29/2019.

(1) Defined as unit price over total distributable cash flow available to limited partners.
(2) Upper and lower bounds represents the 90th and 10th percentile, respectively, of the Propane and Low-Growth MLP peer group.
(3) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(4) Excludes Shell (Butagaz)/DCC LPG and Agway/Suburban transactions.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
18

Summary of Financial Analyses

Abe Capital Investment Case | Committee Sensitivity

STRICTLY CONFIDENTIAL



Implied Transaction Price of $35.34
Present Value Analyses
Discounted Distribution Analysis
$3.80 Distribution
$30.63
$47.94
Targeted Distribution
$26.71
$42.35
Levered DCF Analysis
$3.80 Distribution
$27.10
$42.35
Targeted Distribution
$27.72
$43.41
Market Metrics
Public Market (Trading)
P/DCF(1) at $3.80 Distribution(2)
2018A
$21.61
$37.03
2019E
$19.71
$35.76
2020E
$20.21
$32.82
P/DCF at Targeted Distribution(2)
2019E
$19.71
$35.76
2020E
$20.30
$32.97
Private Market (Transactions)
Transaction Value / EBITDA(3)(4)
LTM
$11.57
$41.16
NTM
$4.18
$45.62

Reference Multiple		
Low	Median	High
5.8x	7.0x	9.9x
5.3x	7.7x	9.7x
5.6x	7.1x	9.1x
5.3x	7.7x	9.7x
5.6x	7.1x	9.1x
7.0x	10.0x	11.4x
6.0x	8.3x	12.3x

Source: Management projections and Factset as of 3/29/2019.

(1) Defined as unit price over total distributable cash flow available to limited partners.

(2) Upper and lower bounds represents the 90th and 10th percentile, respectively, of the Propane and Low-Growth MLP peer group.

(3) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.

(4) Excludes Shell (Butagaz)/DCC LPG and Agway/Suburban transactions.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

19

STRICTLY CONFIDENTIAL
TUDORPICKERING HOLT$CO ENERGY INVESTMENT $ MERCHANT BANKING
IV. Pro Forma Financial Analysis

STRICTLY CONFIDENTIAL

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q
LDCs				EV / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics				Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio[2]	Div. CAGR 19E to '21E[3]	Net Debt / EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$102.93	$12,088	$15,554	13.2x	11.9x	23.5x	22.1x	13.3x	11.6x	2.0%	2.0%	38.7%	8.0%	2.9x	A	6.0%
Chesapeake Utilities Corporation	91.21	1,506	2,153	14.5x	13.5x	24.7x	23.2x	NA	NA	1.6%	1.7%	40.4%	9.9%	4.4x	NA	8.0%
NiSource Inc	28.66	10,728	20,688	12.3x	11.6x	21.9x	20.6x	9.1x	8.7x	2.8%	2.8%	61.5%	6.7%	5.4x	BBB+	6.0%
New Jersey Resources Corporation	49.79	4,441	5,907	21.5x[1]	19.6x[1]	24.8x	22.9x	18.5x	15.7x	2.3%	2.4%	40.1%	NA	5.3x	NA	7.0%
Northwest Natural Holding Co.	65.63	1,909	2,884	12.6x	11.7x	27.8x	26.0x	11.3x	11.4x	2.9%	2.9%	85.1%	0.7%	4.3x	A+	4.5%
ONE Gas Inc	89.03	4,710	6,285	13.3x	12.5x	25.9x	24.7x	13.1x	12.5x	2.2%	2.2%	61.6%	7.7%	3.3x	A	5.0%
Spire Inc	82.29	4,535	7,186	14.2x	13.3x	22.1x	21.2x	11.7x	11.5x	2.9%	2.9%	55.1%	5.1%	5.2x	A-	3.4%
Southwest Gas Holdings Inc	82.26	4,398	6,702	10.0x	9.2x	21.2x	19.6x	8.7x	8.2x	2.7%	2.7%	59.2%	6.9%	3.3x	BBB+	7.0%
Low		$1,506	$2,153	10.0x	9.2x	21.2x	19.6x	8.7x	8.2x	1.6%	1.7%	38.7%	0.7%	2.9x		3.4%
Mean		$5,539	$8,420	12.9x	12.0x	24.0x	22.5x	12.2x	11.4x	2.4%	2.5%	55.2%	6.4%	4.3x		5.9%
Median		$4,488	$6,493	13.2x	11.9x	24.1x	22.5x	11.7x	11.5x	2.5%	2.5%	57.1%	6.9%	4.3x		6.0%
<60% Payout Ratio Median		$4,441	$6,702	13.7x	12.6x	23.5x	22.1x	12.5x	11.5x	2.3%	2.4%	40.4%	7.4%	4.4x		7.0%
High		$12,088	$20,688	14.5x	13.5x	27.8x	26.0x	18.5x	15.7x	2.9%	2.9%	85.1%	9.9%	5.4x		8.0%
C-Corp Midstream				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Company Name	Unit (Share) Price	Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	2019E Coverage[5]	Div. CAGR '19E to '22E	2019E EBITDA	S&P Credit Rating	19E to '22E DCF CAGR
Enbridge Inc	$36.26	$73,450	$130,452	13.3x	12.4x	19.3x	18.1x	10.0x	9.6x	6.1%	6.1%	1.5x	3.2%	4.9x	BBB+	7.4%
Kinder Morgan Inc	20.01	45,559	79,725	10.3x	9.9x	20.4x	19.1x	9.2x	8.5x	4.0%	5.0%	2.2x	11.3%	4.3x	BBB	NA
SemGroup Corporation	14.74	1,345	3,464	7.9x	7.1x	NM	39.8x	5.0x	4.7x	12.8%	12.8%	1.6x	2.0%	4.0x	B+	5.2%
Targa Resources Corp.	41.55	9,820	16,075	11.8x	9.2x	NM	45.7x	11.7x	7.7x	8.8%	8.8%	1.0x	3.5%	3.5x	BB	21.5%
Tallgrass Energy LP	25.14	7,122	10,828	11.1x	12.1x	13.6x	17.0x	10.2x	10.0x	8.3%	8.6%	1.3x	4.9%	3.3x	BBB-	0.3%
Williams Companies Inc	28.72	35,772	59,390	11.8x	11.1x	30.7x	26.9x	11.1x	10.4x	4.7%	5.3%	1.7x	9.3%	4.4x	BBB	26.9%
Low		$1,345	$3,464	7.9x	7.1x	13.6x	17.0x	5.0x	4.7x	4.0%	5.0%	1.0x	2.0%	3.3x		0.3%
Mean		$28,845	$49,989	11.0x	10.3x	21.0x	27.8x	9.5x	8.5x	7.4%	7.8%	1.5x	5.7%	4.1x		12.2%
Median		$22,796	$37,732	11.5x	10.5x	19.8x	23.0x	10.1x	9.0x	7.2%	7.4%	1.5x	4.2%	4.2x		7.4%
High		$73,450	$130,452	13.3x	12.4x	30.7x	45.7x	11.7x	10.4x	12.8%	12.8%	2.2x	11.3%	4.9x		26.9%
Propane Distributors[6]				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Abe Partners	$30.87	$3,272	$6,150	9.7x	9.6x	12.9x	12.6x	8.0x	7.8x	12.3%	12.3%	1.0x	(2.4%)	4.5x	NA	1.8%
Ferrellgas Partners LP	1.31	127	2,162	9.2x	8.9x	NM	NM	NM	NM	NM	NM	NA	NA	8.7x	CCC	44.7%
Suburban Propane Partners LP	22.41	1,404	2,678	9.3x	9.2x	16.7x	15.7x	7.1x	6.8x	10.7%	10.7%	1.3x	5.1%	4.4x	BB-	3.9%
Superior Plus Corporation[7]	8.57	1,516	2,910	8.3x	7.9x	18.3x	15.0x	6.7x	6.4x	6.3%	6.3%	2.4x	0.0%	4.0x	BB	4.8%
Low		$127	$2,162	8.3x	7.9x	12.9x	12.6x	6.7x	6.4x	6.3%	6.3%	1.0x	(2.4%)	4.0x		1.8%
Mean		$1,580	$3,475	9.1x	8.9x	16.0x	14.4x	7.3x	7.0x	9.8%	9.8%	1.6x	0.9%	5.4x		13.8%
Median		$1,460	$2,794	9.3x	9.1x	16.7x	15.0x	7.1x	6.8x	10.7%	10.7%	1.3x	0.0%	4.5x		4.4%
High		$3,272	$6,150	9.7x	9.6x	18.3x	15.7x	8.0x	7.8x	12.3%	12.3%	2.4x	5.1%	8.7x		44.7%
Ulysses Corporation (WS)	$55.42	$9,864	$16,394	12.3x	10.1x	21.1x	18.2x	10.3x[4]	8.6x[4]	1.9%	2.0%	28.1%	5.4%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				11.2x	9.9x	22.4x	18.0x	9.0x[4]	7.7x[4]	1.9%	2.0%	35-45%	4.0%	3.0x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 3/29/2019.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.
(2) Payout ratio defined as last quarter dividend divided by LTM earnings.
(3) CAGR estimated ends at 2021E due to insufficient Wall Street research estimates for 2022E.
(4) P/CFPS shown for Ulysses.
(5) Coverage defined as distributable cash flow divided by total distributions.
(6) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
(7) Uses exchange rate of 0.7485 USD per CAD.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

21

PF Ulysses Present Value Analyses | Updated Abe STRICTLY Case CONFIDENTIAL
Valuation Effective Date: 3/31/2019
Ulysses 4 + 8 Case | Unlevered DCF(1,2) Analysis Ulysses 4 + 8 Case | Levered DCF – Dividends
Ulysses SQ Dividends Policy
2022E Terminal Multiple 2022E Price/Earnings Multiple
$64 8.5x 10.0x 11.5x $65 17.0x 20.0x 23.0x
4.50% $53.06 $65.36 $77.67 5.00% $56.99 $66.55 $76.11
5.25% $51.76 $63.85 $75.94 5.75% $56.01 $65.40 $74.79
6.00% $50.50 $62.37 $74.25 6.50% $55.05 $64.28 $73.51
Committee Downside EPS Sensitivity| Unlevered DCF Analysis(1,2) Committee Downside EPS Sensitivity| Levered DCF—Dividends
Ulysses SQ Dividends Policy
2022E Terminal Multiple 2022E Price/Earnings Multiple
$58 8.5x 10.0x 11.5x $58 17.0x 20.0x 23.0x
4.50% $47.77 $59.31 $70.86 5.00% $50.71 $59.17 $67.62
Discount Rate 5.25% $46.56 $57.90 $69.24 Discount Rate 5.75% $49.84 $58.15 $66.45 6.00% $45.38 $56.52 $67.66 6.50% $48.99 $57.15 $65.31
Source: Management projections and FactSet as of 3/29/2019.
Note: PF cases include EBITDA synergies of $2.5 MM in 2019 and $5 MM in 2020-2022. 22 (1) Discounted cash flow analysis assumes normalized net working capital.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at transaction consideration.
Discount Rate
Discount Rate

STRICTLY CONFIDENTIAL
V. Transaction Analysis

STRICTLY CONFIDENTIAL

Analysis at Transaction Consideration

($ in millions, unless otherwise noted)

A	C: Transaction
Exchange Ratio Consideration (XR)	0.5000x
Stock Consideration (Ulysses Share Price of $55.42 x XR)	$27.71
Cash Consideration	$7.63
Implied Abe Unit Price	$35.34
Implied Premium to Current Abe Unit Price (Ulysses Share Price x XR + Cash)	14.5%
Fully Diluted Abe Units Outstanding	93.0
Implied Fully-Diluted Abe Equity Value	$3,287
Net Debt	2,846
GP Equity Value[1]	401
Non-Controlling Interest	32
Implied Abe Enterprise Value[1]	$6,566

Abe WS Consensus Case

			Comparable Metrics					
Multiples:	Abe Statistic	Transaction	Low-Growth MLP Median	Low-Growth MLP Mean	Propane Distributor Median[3]	Propane Distributor Mean[3]	Propane Transaction Median	Propane Transaction Mean
EV / EBITDA								
2018A	$606	10.8x	10.0x	10.0x	9.5x	9.6x	9.6x	8.7x
2019E	$636	10.3x	9.9x	9.8x	9.2x	8.9x	7.8x	7.8x
2020E	$644	10.2x	9.5x	9.3x	8.9x	8.7x		
P / LP DCF[2]								
2018A	$347	9.5x	7.9x	8.0x	6.5x	6.5x		
2019E	$360	9.1x	7.9x	7.7x	6.9x	6.9x		
2020E	$366	9.0x	7.5x	7.5x	6.6x	6.6x		

Abe Updated Case

Multiples:	Abe Statistic	Transaction	Low-Growth MLP Median	Low-Growth MLP Mean	Propane Distributor Median[3]	Propane Distributor Mean[3]	Propane Transaction Median	Propane Transaction Mean
EV / EBITDA								
2018A	$606	10.8x	10.0x	10.0x	9.5x	9.6x	9.6x	8.7x
2019E	$610	10.8x	9.9x	9.8x	9.2x	8.9x	7.8x	7.8x
2020E	$625	10.5x	9.5x	9.3x	8.9x	8.7x		
P / LP DCF[2]								
2018A	$347	9.5x	7.9x	8.0x	6.5x	6.5x		
2019E	$344	9.6x	7.9x	7.7x	6.9x	6.9x		
2020E	$347	9.5x	7.5x	7.5x	6.6x	6.6x		

Source: Company filings, and FactSet as for 3/29/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(2) DCF attributable to LP unitholders.
(3) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

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STRICTLY CONFIDENTIAL

Has / Gets Analysis | Updated Abe Case

Valuation Effective Date: 3/31/2019

Has - Stand Alone Abe Implied Unit Price

Levered DCF Analysis | $3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.04	$34.87	$40.71
10.0%	$27.60	$33.07	$38.55
12.0%	$26.27	$31.40	$36.54

Levered DCF Analysis | Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.02	$36.11	$42.20
10.0%	$28.53	$34.24	$39.95
12.0%	$27.14	$32.50	$37.86

Discounted Distribution Analysis | $3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Discounted Distribution Analysis | Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

Gets - XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Unlevered DCF Analysis(2) | Ulysses 4 + 8 Case | Updated Abe Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$34.16	$40.31	$46.46
5.25%	$33.51	$39.55	$45.60
6.00%	$32.88	$38.82	$44.75

Unlevered DCF Analysis(2) | Committee Downside EPS Sensitivity | Updated Abe Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.52	$37.29	$43.06
5.25%	$30.91	$36.58	$42.25
6.00%	$30.32	$35.89	$41.46

Levered DCF - Dividends(3) | Ulysses 4 + 8 Case | Updated Abe Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$36.12	$40.90	$45.68
5.75%	$35.63	$40.33	$45.03
6.50%	$35.16	$39.77	$44.38

Levered DCF - Dividends(3) | Committee Downside EPS Sensitivity | Updated Abe Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$32.99	$37.21	$41.44
5.75%	$32.55	$36.70	$40.86
6.50%	$32.13	$36.21	$40.29

Source: Management projections and FactSet as of 3/29/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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STRICTLY CONFIDENTIAL

Has / Gets Analysis | Abe Historical Weather Case

Valuation Effective Date: 3/31/2019

Has - Stand Alone Abe Implied Unit Price

Levered DCF Analysis | $3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.52	$33.02	$38.52
10.0%	$26.17	$31.32	$36.47
12.0%	$24.91	$29.75	$34.59

Levered DCF Analysis | Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.57	$34.33	$40.09
10.0%	$27.15	$32.55	$37.95
12.0%	$25.84	$30.91	$35.98

Discounted Distribution Analysis | $3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Discounted Distribution Analysis | Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$27.56	$31.87	$38.88
10.0%	$26.15	$30.19	$36.76
12.0%	$24.84	$28.64	$34.81

Gets - XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)(1)

Unlevered DCF Analysis(2) | Ulysses 4 + 8 Case | Abe Historical Weather Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$33.53	$39.59	$45.66
5.25%	$32.89	$38.85	$44.81
6.00%	$32.27	$38.12	$43.97

Unlevered DCF Analysis(2) | Committee Downside EPS Sensitivity | Abe Historical Weather Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$31.09	$36.80	$42.52
5.25%	$30.49	$36.10	$41.72
6.00%	$29.91	$35.42	$40.94

Levered DCF - Dividends(3) | Ulysses 4 + 8 Case | Abe Historical Weather Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$35.17	$39.78	$44.39
5.75%	$34.69	$39.22	$43.75
6.50%	$34.23	$38.68	$43.13

Levered DCF - Dividends(3) | Committee Downside EPS Sensitivity | Abe Historical Weather Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$32.27	$36.37	$40.48
5.75%	$31.85	$35.88	$39.91
6.50%	$31.44	$35.40	$39.36

Source: Management projections and FactSet as of 3/29/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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Has / Gets Analysis | Abe Capital Investment Case

STRICTLY CONFIDENTIAL

Valuation Effective Date: 3/31/2019

Has - Stand Alone Abe Implied Unit Price

Levered DCF Analysis | $3.80 Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.00	$36.17	$42.35
10.0%	$28.50	$34.28	$40.07
12.0%	$27.10	$32.54	$37.97

Levered DCF Analysis | Target Coverage Distribution

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.69	$37.05	$43.41
10.0%	$29.15	$35.11	$41.08
12.0%	$27.72	$33.32	$38.92

Discounted Distribution Analysis | $3.80 Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Discounted Distribution Analysis | Target Coverage Distribution

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.68	$34.51	$42.35
10.0%	$28.14	$32.66	$40.02
12.0%	$26.71	$30.96	$37.86

Gets - XR-Adj. PF Ulysses Implied Share Price | (0.5000x + $7.63 Cash)[1]

Unlevered DCF Analysis[2] | Ulysses 4 + 8 Case | Abe Capital Investment Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$34.57	$40.80	$47.04
5.25%	$33.91	$40.04	$46.16
6.00%	$33.27	$39.29	$45.31

Unlevered DCF Analysis[2] | Committee Downside EPS Sensitivity | Abe Capital Investment Case

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.50%	$32.00	$37.86	$43.73
5.25%	$31.38	$37.15	$42.91
6.00%	$30.79	$36.45	$42.11

Levered DCF - Dividends[3] | Ulysses 4 + 8 Case | Abe Capital Investment Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$36.55	$41.40	$46.26
5.75%	$36.05	$40.82	$45.59
6.50%	$35.57	$40.25	$44.94

Levered DCF - Dividends[3] | Committee Downside EPS Sensitivity | Abe Capital Investment Case

Discount Rate	2022E Price/Earnings Multiple 17.0x	20.0x	23.0x
5.00%	$33.48	$37.79	$42.11
5.75%	$33.04	$37.28	$41.51
6.50%	$32.60	$36.77	$40.93

Source: Management projections and FactSet as of 3/29/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
(1) Implied XR at 0.5000x equity XR and cash consideration of $7.63 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
(3) Levered DCF analysis calculated by discounting interim dividends and implied terminal equity value based on a P/E multiple applied to 2022E EPS.

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Has/Gets Analysis | Updated Abe Case

STRICTLY CONFIDENTIAL

PV of Illustrative Future Equity Value

PV of Illustrative Future Share Price Assumptions
- Management projections
- Valuation date as of 3/31/19
- Illustrative future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19
- PF cases include EBITDA synergies of $2.5 MM in 2019 and $5 MM in 2020-2022

Ulysses 4 + 8 Case | $3.80 Annual Dist. Policy



$47.14
$46.48
$45.88
$43.71
$41.80
$45.03
$40.33
$39.12
$37.38
$36.68
$36.97
$36.36
$34.52
$35.63
$32.96
$30.65
$30.87
$31.48
$29.73
Abe Current Price
2H 2019E
2020E
2021E

Committee Downside EPS Sensitivity| $3.80 Dist. Policy



$47.14
$46.48
$45.88
$40.86
$39.53
$37.76
$36.97
$36.68
$36.36
$36.70
$35.48
$32.55
$33.87
$31.42
$29.97
$30.65
$30.87
$31.48
$29.73
Abe Current Price
2H 2019E
2020E
2021E

Ulysses 4 + 8 Case | Target Dist. Policy



$45.66
$44.19
$42.11
$40.88
$39.53
$38.23
$37.21
$37.65
$37.70
$34.87
$36.11
$33.18
$29.75
$30.87
$29.98
$29.49
$24.85
$25.53
$24.11
Abe Current Price
2H 2019E
2020E
2021E

Committee Downside EPS Sensitivity| Target Dist. Policy



$42.13
$40.74
$38.23
$37.70
$37.21
$38.91
$37.81
$36.53
$33.49
$34.86
$32.32
$30.82
$30.87
$29.98
$29.49
$29.75
$24.85
$25.53
$24.11
Abe Current Price
2H 2019E
2020E
2021E

SQ Abe	PF Ulysses (XR-Adj)[(1)]
Terminal Yield	Terminal P/E Multiple
8.0%	23.0x
10.5%	20.0x
13.0%	17.0x

Source: Management projections and Factset as of 3/29/2019. Note: Pro forma dividend savings from elimination of Abe distribution payout are used to fund 100%-equity acquisitions at a 7.5x EV/EBITDA multiple.
Note: Utilizes 10.0% cost of equity for SQ Abe and 5.75% cost of equity for PF Ulysses.
(1) XR-Adj. PF Ulysses (0.5000x + $7.63). Pro forma analysis incorporates EBITDA synergies of $5 MM per year and incremental acquisitions.

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Summary of Material Changes STRICTLY CONFIDENTIAL
Updates Since 3/29/2019 Materials
Removed supplemental / illustrative analyses
Updated share counts to match latest figures in merger agreement
Updated equity risk premium based on updated Duff & Phelps published data
Updated to utilize market closing prices as of 3/29/2019 (previously 3/28/2019)

STRICTLY CONFIDENTIAL
Appendix

PF Ulysses Supplemental Calculation Detail

STRICTLY CONFIDENTIAL

Valuation Effective Date: 3/31/2019 | Updated Abe Case

PF Unlevered DCF Analysis

	2H 2019E	2020E	2021E	2022E
EBITDA	$735	$1,673	$1,817	$1,948
Unlevered Cash Taxes[1]	(77)	(126)	(125)	
Capex	(433)	(955)	(1,041)	
FCF	$224	$593	$651	
Discount Factor	0.987	0.950	0.903	
Disc. FCF	$221	$563	$588	
Disc. PF Ulysses FCF Total				$1,373
Terminal Multiple				10.0x
Terminal Disc. Factor				0.880x
Implied Terminal PV EV				$17,141
Less PF Ulysses Net Debt[2]				($4,931)
Implied PF Ulysses Equity Value				$13,583
PF Ulysses Equity Value per Share				$63.85
Equity Consideration XR / Abe Unit				0.5000x
Cash Consideration / Abe Unit				$7.63
Abe Equity Value per Unit				$39.55

PF Levered DCF – Dividends Analysis

	2H 2019E	2020E	2021E	2022E
PF Ulysses Dividend/Sh.	$0.55	$1.20	$1.25	$1.30
Discount Factor	0.986	0.946	0.894	
PV of Dividend/Sh.	$0.54	$1.13	$1.11	
Disc. GP Dist. Total				$2.79
PF Ulysses EPS				$3.60
Terminal P/E				20.0x
Terminal Disc. Factor				0.870
Implied Terminal PV per Share				$62.61
PF Ulysses Value per Share				$65.40
Equity Consideration XR / Abe Unit				0.5000x
Cash Consideration / Abe Unit				$7.63
Abe Equity Value per Unit				$40.33

Source: Management projections and FactSet as of 3/29/2019.
(1) Cash taxes de-levered by removing interest expense tax shield.
(2) Includes additional debt issued for payment of cash consideration of $7.63 per unit.

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STRICTLY CONFIDENTIAL
Cost of Capital

STRICTLY CONFIDENTIAL

SQ Abe Cost of Equity Analysis

Abe Cost of Equity
Barra Beta

	Low	High
Raw Beta[1]	0.75	1.02
Spot Risk-Free Rate[2]	2.6%	2.6%
Equity Risk Premium[3]	6.1%	6.1%
Cost of Equity	**7.2%**	**8.9%**

Cost of Equity
Sensitized Peer Total Return

	Low	High
Cost of Equity	**13.1%**	**14.1%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth[4]	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	2.3%	4.0%	3.7%	8.8%	12.6%
	GasLog Partners LP	0.6%	4.0%	3.5%	9.7%	13.2%
	Genesis Energy LP	0.0%	4.0%	3.4%	9.4%	12.8%
	Global Partners LP	0.0%	4.0%	3.4%	10.2%	13.6%
	Golar LNG Partners LP	0.0%	4.0%	3.4%	12.5%	15.9%
	Holly Energy Partners LP	1.0%	4.0%	3.5%	9.9%	13.4%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.0%	14.4%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	16.1%	19.5%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	11.1%	14.9%
	NuStar Energy LP	0.0%	4.0%	3.4%	8.9%	12.3%
	PBF Logistics LP	2.4%	4.0%	3.8%	9.5%	13.3%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	23.6%	27.0%
	Sunoco LP	0.0%	4.0%	3.4%	10.6%	14.0%
	TC PipeLines LP	0.0%	4.0%	3.4%	7.0%	10.4%
	USA Compression Partners LP	0.0%	4.0%	3.4%	13.5%	16.9%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	10.7%	14.9%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.3%	9.7%
	Median	**0.0%**	**4.0%**	**3.4%**	**10.2%**	**13.6%**
	Mean	**0.8%**	**4.0%**	**3.5%**	**11.1%**	**14.6%**
	Abe	**0.0%**	**4.0%**	**3.4%**	**12.3%**	**15.7%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/29/2019.
(1) Barra beta as of 2/28/2019. Illustrative low and high range reflects a -/+ 15% range.
(2) 20-year treasury bond yield as of 3/29/2019.
(3) Duff & Phelps long-term expected equity risk premium (supply-side).
(4) Weights Expected Current - 2022E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.

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STRICTLY CONFIDENTIAL

PF Ulysses Cost of Capital Analysis

Cost of Equity
Barra Beta

	Low	High
Raw Beta[1]	0.33	0.45
Spot Risk-Free Rate[2]	2.6%	2.6%
Equity Risk Premium[3]	6.1%	6.1%
Cost of Equity	**4.7%**	**5.4%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt[4]	3.5%	5.0%
Market Value of Equity	$11,797	$11,797
Total Debt	$5,416	$5,416
Cost of Capital	**4.3%**	**5.3%**

Cost of Capital
Barra Beta | Optimal Capital Structure[5]

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt[4]	3.5%	5.0%
Market Value of Equity	$11,797	$11,797
Total Debt[5]	$4,400	$4,400
Cost of Capital	**4.1%**	**5.0%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 3/29/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $7.63 for each Abe unit is funded using the Ulysses revolver at a 6.000% interest rate. Equity - Based on a 0.5000x XR of Ulysses shares for each Abe unit.
(1) Barra beta for Ulysses as of 2/28/2019. Illustrative low and high range reflects a -/+ 15% range.
(2) 20-year treasury bond yield as of 3/29/2019.
(3) Duff & Phelps long-term expected equity risk premium (supply-side).
(4) Illustrative low and high range reflects a -/+ 100 bps range around current 5.67% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(5) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

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STRICTLY CONFIDENTIAL

PF Ulysses Peer Group WACC Analysis

Comparable Public Company Beta-Based Cost of Equity | Barra Beta

(USD in millions, unless otherwise noted)

A	B	C	D	E	F	F
	Market			Statutory	Barra Beta	
Company	Equity Value	Total Debt	Debt / Equity	Tax Rate	Levered Beta	Unlevered Beta
Atmos Energy	$12,088	$3,685	0.30x	21.0%	0.31	0.25
Chesapeake Utilities Corporation	1,506	653	0.43x	21.0%	0.44	0.33
NiSource Inc	10,728	9,201	0.86x	21.0%	0.30	0.18
New Jersey Resources Corporation	4,441	1,681	0.38x	21.0%	0.43	0.33
Northwest Natural Holding Co.	1,909	987	0.52x	21.0%	0.36	0.25
ONE Gas Inc	4,710	1,596	0.34x	21.0%	0.35	0.28
Spire Inc	4,535	2,793	0.62x	21.0%	0.36	0.24
Southwest Gas Holdings Inc	4,398	2,308	0.52x	21.0%	0.47	0.33
Enbridge Inc	73,450	48,623	0.66x	21.0%	0.69	0.45
Kinder Morgan Inc	45,559	36,593	0.80x	21.0%	0.95	0.58
SemGroup Corporation	1,345	2,317	1.72x	21.0%	1.45	0.62
Targa Resources Corp.	9,820	6,660	0.68x	21.0%	1.26	0.82
Tallgrass Energy LP	7,122	3,224	0.45x	21.0%	1.26	0.93
Williams Companies Inc	35,772	22,414	0.63x	21.0%	0.92	0.61
Abe Partners	3,272	2,854	0.87x	0.0%	0.89	0.47
Suburban Propane Partners LP	1,404	1,281	0.91x	0.0%	0.40	0.21
Superior Plus Corporation	1,516	1,412	0.93x	27.0%	0.77	0.46
		Median	0.63x		0.47	0.33
		Mean	0.68x		0.68	0.43
		Implied Ulysses Median(1)			0.498	
		Implied Ulysses Mean(1)			0.665	

Cost of Equity

	Low	High
Raw Beta(2)	0.42	0.57
Spot Risk-Free Rate(3)	2.6%	2.6%
Equity Risk Premium(4)	6.1%	6.1%
Cost of Equity	5.2%	6.1%

Cost of Debt

	Low	High
Pre-Tax Cost of Debt(5)	4.7%	6.7%
Marginal Tax Rate(6)	21.0%	21.0%
Cost of Debt	3.7%	5.3%

Cost of Capital

	Low	High
Cost of Equity	5.2%	6.1%
Cost of Debt	3.7%	5.3%
% Equity(7)	61%	61%
% Debt(7)	39%	39%
Cost of Capital	4.6%	5.8%

Source: Bloomberg, Alacra, Duff & Phelps, FactSet, Federal Reserve, company filings as of 3/29/2019.
Note: Barra betas as of 2/28/2019 per latest public release. Means and medians exclude Ferrellgas due to financial distress. Market equity values include implied GP equity value.
(1) Based on target capital structure (median debt / equity ratio of select peer group) and median tax rate of select peer group excluding MLPs.
(2) Illustrative low and high range reflects a +/- 15% range on the implied Ulysses levered median beta. Median debt / equity ratio of select peer group used to re-lever beta.
(3) 20-year treasury bond yield as of 3/29/2019.
(4) Duff & Phelps long-term expected equity risk premium (supply-side).
(5) Illustrative low and high range reflects a -/+ 100 bps range around 5.67% pre-tax cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt as of 3/29/2019.
(6) Assumes median tax rate of select peer group.
(7) Assumes median debt/equity capital structure of select peer group.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
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STRICTLY CONFIDENTIAL

TUDORPICKERING HOLT&CO | ENERGY INVESTMENT & MERCHANT BANKING

About The Firm

Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company's two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.

The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.

Contact Us
Houston (Research, Sales and Trading): 713-333-2960
Houston (Investment Banking): 713-333-7100
Houston (Asset Management): 713-337-3999
Denver (Sales): 303-300-1900
Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600
London: +011 44(0) 20 7268 2800
Calgary: 403-705-7830

www.TPHco.com

Copyright 2019 – Tudor, Pickering, Holt & Co.

Disclosure Statement

Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. This presentation does not constitute a tax opinion and cannot be used by any taxpayer for the purpose of avoiding tax penalties. We (i) make no conclusion on the valuation or pricing for tax purposes or the effects of federal income tax laws on any party and (ii) have assumed that the party's intended tax treatment will be respected. Each person should seek legal, regulatory, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the evaluation and impact of any transactions or matters described herein.

The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part except as set forth in a written agreement between the Audit Committee of the Board of Directors of AmeriGas Propane, Inc. and Tudor, Pickering, Holt & Co.

Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security. Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s) affect you. This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction.

Tudor, Pickering, Holt & Co. operates in the United Kingdom under the trading name Perella Weinberg Partners UK LLP (authorized and regulated by the Financial Conduct Authority), and in Canada through its affiliate, Tudor, Pickering, Holt & Co. Securities - Canada, ULC, located in Calgary, Alberta.

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